Bank Loan	12 Months Ended
Dec. 31, 2023
Bank Loan [Abstract]
BANK LOAN
8.	BANK LOAN

Signifi Mobile Inc. (“Signifi”) had a factoring agreement on its trade receivables effective April 2023, whereby invoices are fully assigned to a funding entity in return for 80%-85% of the total sale to be paid to Signifi by the funding entity in advance. The remaining 15-20% is paid to Signifi when the funding entity receives payment from the customer. Signifi incurs a financing charge of 1.8% for the first 30 days, then 0.5% every 10 days thereafter. This loan is collateralized by the North American receivables, inventory and equipment.

The 80-85% received upfront remained as a liability from “Signifi” to the funding entity until final settlement, however, all such balances are fully insured in case of non-payment. As Signifi has both the legally enforceable right and the intention to settle the receivable and liability on a net basis in accordance with IAS 32, Financial Instruments, trade receivables are presented at the gross amount of the receivable and the underlying liability for amounts advanced are recorded separately as a bank loan. As at December 31, 2023, the total amount expended by the funding entity was $89,298 (December 31, 2022 - $NIL).